UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 7, 2026, Constellation Energy Corporation (Nasdaq: CEG), a Pennsylvania corporation (“CEG Parent”) and Constellation Energy Generation, LLC, a Pennsylvania limited liability company (“Constellation”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated January 10, 2025 (the “Merger Agreement”), by and among CEG Parent, Calpine Corporation, a Delaware corporation (“Calpine”), CPN CS Holdco Corp., a Delaware corporation and wholly owned subsidiary of Calpine (“New Company”), CPN CKS Corp., a Delaware corporation and wholly owned subsidiary of New Company (“Company Merger Sub”), Cascade Transco Inc., a Delaware corporation and an indirect, wholly owned subsidiary of CEG Parent (“First Merger Sub”), Cascade Transco – 1, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of CEG Parent (“Second Merger Sub”), and Volt Energy Holdings GP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of Calpine. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement. As a result of the transactions contemplated by the Merger Agreement, Calpine became a wholly owned subsidiary of Constellation.

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Registration Rights Agreement

On January 7, 2026, in connection with the closing of the Mergers (as defined below), CEG Parent entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of the former stockholders of Calpine who received shares of Stock Consideration (as defined below) in the Mergers, each of whom is listed on the signature pages thereto (the “RRA Parties”), pursuant to which the RRA Parties will have certain customary demand, “piggy-back” and shelf registration rights relating to the shares of Stock Consideration received by such RRA Parties as a result of the Mergers.

Pursuant to the Registration Rights Agreement, CEG Parent is required to (subject to certain conditions and exceptions), use its reasonable best efforts to prepare and file with the U.S. Securities and Exchange Commission (“SEC”), on the closing date of the Mergers, a registration statement on Form S-3 that becomes effective upon filing registering for resale the shares of Stock Consideration received by the RRA Parties as a result of the Mergers.

Under the Registration Rights Agreement, the RRA Parties are subject to a lock-up, subject to certain exceptions, with respect to the transfer of the shares of Stock Consideration received by such RRA Parties as a result of the Mergers, with one-half of such shares released from the lock-up on June 30, 2026, and the remaining one-half of such shares released from the lock-up on June 30, 2027.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Calpine Notes

Upon the closing of the Mergers on January 7, 2026, Calpine (as a wholly owned subsidiary of Constellation) remained the issuer of (i) $1,400 million in aggregate principal amount of 5.125% Senior Notes due 2028 (the “2028 Senior Notes”) issued under Calpine’s indenture, dated December 27, 2019 (the “2028 Senior Notes Indenture”), between Calpine and Wilmington Trust, National Association, as trustee; (ii) $650 million in aggregate principal amount of 4.625% Senior Notes due 2029 (the “2029 Senior Notes”) issued under Calpine’s indenture, dated August 10, 2020 (the “2029 Senior Notes Indenture”), between Calpine and Wilmington Trust, National Association, as trustee; (iii) $850 million in aggregate principal amount of 5.000% Senior Notes due 2031 (the “2031 Senior Notes”) issued under Calpine’s indenture, dated August 10, 2020 (the “2031 Senior Notes Indenture” and, together with the 2028 Senior Notes Indenture and the 2029 Senior Notes Indenture, the “Calpine Unsecured Notes Indentures”), between Calpine and Wilmington Trust, National Association, as trustee; (iv) $1,250 million in aggregate principal amount of 4.500% Senior Secured Notes due 2028 (the “2028 Senior Secured Notes”) issued under Calpine’s indenture, dated December 20, 2019 (as supplemented, the “2028 Senior Secured Notes Indenture”), among Calpine, the guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee; and (v) $900 million in aggregate principal amount of 3.750% Senior Secured Notes due 2031 (the “2031 Senior Secured Notes” and, together with the 2028 Senior Notes, the 2029 Senior Notes, the 2031 Senior Notes and the 2028 Senior Secured Notes, the “Calpine Notes”) issued under Calpine’s indenture, dated December 16, 2020 (as supplemented, the “2031 Senior Secured Notes Indenture” and, together with the 2028 Senior Secured Notes Indenture, the “Calpine Secured Notes Indentures”), among Calpine, the guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee.

Pursuant to the 2028 Senior Notes Indenture, interest on the 2028 Senior Notes accrues at a rate of 5.125% per annum on the outstanding principal amount thereof, payable semi-annually on March 15 and September 15 of each year. The 2028 Senior Notes will mature on March 15, 2028. Prior to March 15, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2028 Senior Notes at a price equal to 100.854% of the principal amount of the 2028 Senior Notes plus accrued and unpaid interest to, but excluding, the redemption date. On and after March 15, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2028 Senior Notes at par plus accrued and unpaid interest to, but excluding, the redemption date.

Pursuant to the 2029 Senior Notes Indenture, interest on the 2029 Senior Notes accrues at a rate of 4.625% per annum on the outstanding principal amount thereof, payable semi-annually on February 1 and August 1 of each year. The 2029 Senior Notes will mature on February 1, 2029. Prior to February 1, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2029 Senior Notes at a price equal to 101.156% of the principal amount of the 2029 Senior Notes plus accrued and unpaid interest to, but excluding, the redemption date. On and after February 1, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2029 Senior Notes at par plus accrued and unpaid interest to, but excluding, the redemption date.

Pursuant to the 2031 Senior Notes Indenture, interest on the 2031 Senior Notes accrues at a rate of 5.000% per annum on the outstanding principal amount thereof, payable semi-annually on February 1 and August 1 of each year. The 2031 Senior Notes will mature on February 1, 2031. Prior to February 1, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Notes at a price equal to 100% of the principal amount of the 2031 Senior Notes plus a “make-whole” premium and accrued and unpaid interest to, but excluding, the redemption date. Beginning on February 1, 2026 until February 1, 2027, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Notes at a price equal to 102.500% of the principal amount of the 2031 Senior Notes plus accrued and unpaid interest to, but excluding, the redemption date. Thereafter until February 1, 2028, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Notes at a price equal to 101.667% of the principal amount of the 2031 Senior Notes plus accrued and unpaid interest to, but excluding, the redemption date. Thereafter until February 1, 2029, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Notes at a price equal to 100.833% of the principal amount of the 2031 Senior Notes plus accrued and unpaid interest to, but excluding, the redemption date. Thereafter, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Notes at par plus accrued and unpaid interest to, but excluding, the redemption date.

Pursuant to the 2028 Senior Secured Notes Indenture, interest on the 2028 Senior Secured Notes accrues at a rate of 4.500% per annum on the outstanding principal amount thereof, payable semi-annually on February 15 and August 15 of each year. The 2028 Senior Secured Notes will mature on February 15, 2028. Prior to February 15, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2028 Senior Secured Notes at a price equal to 100.750% of the principal amount of the 2028 Senior Secured Notes plus accrued and unpaid interest to, but excluding, the redemption date. On and after February 15, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2028 Senior Secured Notes at par plus accrued and unpaid interest to, but excluding, the redemption date.

Pursuant to the 2031 Senior Secured Notes Indenture, interest on the 2031 Senior Secured Notes accrues at a rate of 3.750% per annum on the outstanding principal amount thereof, payable semi-annually on March 1 and September 1 of each year. The 2031 Senior Secured Notes will mature on March 1, 2031. Prior to March 1, 2026, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Secured Notes at a price equal to 100% of the principal amount of the 2031 Senior Secured Notes plus a “make-whole” premium and accrued and unpaid interest to, but excluding, the redemption date. Beginning on March 1, 2026 until March 1, 2027, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Secured Notes at a price equal to 101.875% of the principal amount of the 2031 Senior Secured Notes plus accrued and unpaid interest to, but excluding, the redemption date. Thereafter until March 1, 2028, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Secured Notes at a price equal to 101.250% of the principal amount of the 2031 Senior Secured Notes plus accrued and unpaid interest to, but excluding, the redemption date. Thereafter until March 1, 2029, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Secured Notes at a price equal to 100.625% of the principal amount of the 2031 Senior Secured Notes plus accrued and unpaid interest to, but excluding, the redemption date. Thereafter, Calpine may on any one or more occasions redeem all or a portion of the 2031 Senior Secured Notes at par plus accrued and unpaid interest to, but excluding, the redemption date.

Subject to certain qualifications and exceptions, the Calpine Unsecured Notes Indentures, among other things, limit Calpine’s ability and the ability of certain covered subsidiaries of Calpine to create or incur liens and consolidate, merge or transfer all or substantially all of Calpine’s assets and the assets of Calpine’s subsidiaries on a combined basis.

Subject to certain qualifications and exceptions, the Calpine Secured Notes Indentures, among other things, limit Calpine’s ability and the ability of the guarantors of the 2028 Senior Secured Notes and the 2031 Senior Secured Notes to incur or guarantee additional first lien indebtedness; enter into certain types of commodity hedge agreements that can be secured by first lien collateral; enter into sale and leaseback transactions; create or incur liens; and consolidate, merge or transfer all or substantially all of Calpine’s assets and the assets of Calpine’s restricted subsidiaries on a combined basis.

The foregoing description of the Calpine Notes and the indentures governing the Calpine Notes does not purport to be complete and is qualified in its entirety by reference to the Calpine Notes and the indentures governing the Calpine Notes, including the supplemental indentures thereto (as applicable), copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 and incorporated herein by reference.

CCFC Term Loan

Upon the closing of the Mergers on January 7, 2026, Calpine Construction Finance Company, L.P., an indirect, wholly owned subsidiary of Calpine (“CCFC”), remains party to a Credit Agreement with Citibank, N.A. (as successor to Credit Suisse AG, Cayman Islands Branch), as administrative agent and as collateral agent, and the lenders party thereto from time to time, originally dated December 15, 2017 (as amended, amended and restated and supplemented, the “CCFC Term Loan Agreement”). The CCFC Term Loan Agreement consists of a first lien senior secured term loan (the “CCFC Term Loan”). On August 2, 2023, CCFC and the other parties thereto amended and restated the original CCFC Term Loan Agreement. On June 6, 2024, CCFC completed a repricing of the CCFC Term Loan to reduce the applicable spread over the SOFR rate from 2.25% to 2.00% and remove the quarterly principal payments prior to the maturity of the debt. On September 16, 2024, CCFC completed a refinancing to increase the total notional principal amount of the CCFC Term Loan from $1.244 billion to $1.875 billion. Subsequently, on November 18, 2025, CCFC incurred a replacement tranche of first lien senior secured term loans, which increased its existing CCFC Term Loan by $225 million and repriced such existing CCFC Term Loan to reduce the applicable spread over the SOFR rate from 2.00% to 1.75% under the CCFC Term Loan Agreement. The CCFC Term Loan matures on July 31, 2030.

The foregoing description of the CCFC Term Loan Agreement and the CCFC Term Loan does not purport to be complete and is qualified in its entirety by reference to the CCFC Term Loan Agreement, including amendments thereto, copies of which are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

GPC Term Loan

Upon the closing of the Mergers on January 7, 2026, Geysers Power Company, LLC, an indirect, wholly owned subsidiary of Calpine, and certain of its subsidiaries acting as guarantors remain parties to a Credit Agreement with MUFG Bank, Ltd., as administrative agent, MUFG Union Bank, N.A., as first lien collateral agent, and the lenders party thereto, dated June 9, 2020 (as amended, on November 9, 2021 and May 31, 2022, and as otherwise amended, the “GPC Term Loan Agreement”). The GPC Term Loan Agreement consists of a $1,771 million senior secured term loan facility (of which $1,415 million term loans are currently outstanding (the “GPC Term Loans”)) and a $250 million letter of credit facility. The GPC Term Loans bear interest at Term SOFR plus a percentage equal to (a) until May 31, 2025, 1.5%, (b) from such date until May 31, 2028, 1.625%, and (c) from such date until the maturity of the GPC Term Loans, 1.75% (plus, in each case, applicable Term SOFR adjustment). The GPC Term Loans mature on May 31, 2029.

The foregoing description of the GPC Term Loan Agreement and the GPC Term Loans does not purport to be complete and is qualified in its entirety by reference to the GPC Term Loan Agreement, including amendments thereto, copies of which are attached hereto as Exhibits 10.7, 10.8 and 10.9 and incorporated herein by reference.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

As discussed in the Introductory Note above, on January 7, 2026, CEG Parent and Constellation completed the previously announced transactions contemplated by the Merger Agreement.

Pursuant to the Merger Agreement, (i) on January 2, 2026, Calpine, New Company and Company Merger Sub completed an internal reorganization pursuant to which Company Merger Sub merged with and into Calpine, with Calpine surviving the merger as a wholly owned subsidiary of New Company and the holders of Company Common Shares and Company Restricted Stock Units becoming holders of Common Shares and Restricted Stock Units of New Company (“RSUs”), and on January 5, 2026, Calpine converted into a Delaware limited liability company (the “Reorganization”), (ii) on January 7, 2026, at the First Effective Time, First Merger Sub merged with and into New Company, with New Company surviving the merger as a wholly owned subsidiary of Constellation and (iii) on January 7, 2026, at the Second Effective Time, New Company merged with and into Second Merger Sub, with Second Merger Sub surviving the merger as a wholly owned subsidiary of Constellation (clauses (ii) and (iii), collectively, the “Mergers”). As a result of the Reorganization and the Mergers, Calpine became a wholly owned subsidiary of Constellation.

The merger consideration consisted of (i) an aggregate of 50,000,000 newly issued shares of common stock, no par value, of CEG Parent (the “Stock Consideration”) and (ii) $4.50 billion in cash minus the amount of Company Expenses. As a result of the Mergers, the former stockholders of Calpine received approximately 13.8% of the outstanding CEG Parent common stock in the aggregate based upon the outstanding shares of CEG Parent common stock as of January 6, 2026.

In connection with closing of the Mergers, outstanding Calpine equity-based awards were treated as follows:

At the First Effective Time, each outstanding RSU issued by New Company in respect of Company Restricted Stock Units issued by Calpine pursuant to the Calpine Corporation 2024 Equity Incentive Plan (whether vested or unvested) was fully vested, canceled and converted into the right to receive, in respect of each such RSU: (i) the Per Share Cash Consideration, without interest, (ii) the Per Share Stock Consideration, (iii) any cash in lieu of fractional shares of CEG Parent common stock was paid in accordance with the Merger Agreement and (iv) an amount in cash (without interest and less any applicable taxes required to be withheld) equal to any dividend equivalents with respect to such RSU that were unpaid as of the First Effective Time (which amounts in respect of such dividend equivalents were first satisfied from any escrow account related thereto).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K dated January 13, 2025 (File No. 001-41137) and is incorporated herein by reference. The Merger Agreement has been incorporated by reference into this Current Report on Form 8-K to provide information regarding its terms. It is not intended to provide any other factual information about CEG Parent, Constellation, Calpine or any other party. The Merger Agreement contains representations and warranties that the parties thereto made to each other as of a specific date. The assertions embodied in the representations and warranties in the Merger Agreement were made solely for purposes of the Merger Agreement and the transactions and agreements contemplated thereby among the respective parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof and are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 under the heading “Calpine Notes” is incorporated by reference in this Item 2.03.

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 2.01 above is incorporated by reference in this Item 3.02. The issuance of the Stock Consideration to the former stockholders of Calpine was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective upon the closing of the Mergers on January 7, 2026, Daniel Eggers, CEG Parent’s Executive Vice President and Chief Financial Officer, was promoted to Senior Executive Vice President, Finance and Data Economy, and no longer serves as Chief Financial Officer, and Shane Smith, CEG Parent’s Senior Vice President, Treasury and Credit, was promoted to Executive Vice President and Chief Financial Officer. Concurrently with the effectiveness of Mr. Smith’s promotion, Mr. Smith also assumed the additional role of principal financial officer of CEG Parent, replacing Mr. Eggers. As previously reported, Mr. Smith’s compensation includes an annual base salary of $725,000, an annual incentive program target opportunity of 85% of his base salary, and a long-term incentive target valued at $2,500,000, consistent with the terms of the Constellation Energy Corporation 2022 Long-Term Incentive Plan.

Mr. Smith, age 46, had served as CEG Parent’s Senior Vice President, Treasury and Credit since CEG Parent’s separation from Exelon in February 2022, prior to which Mr. Smith served as Vice President, Finance, Constellation for Exelon beginning in April 2020. Mr. Smith received his bachelor’s degree with a dual concentration in Finance and Marketing from Boston College and his MBA from the University of Maryland.

There are no arrangements or understandings between Mr. Smith and any other person pursuant to which Mr. Smith was appointed as Executive Vice President and Chief Financial Officer, and there are no family relationships among any of CEG Parent’s directors or executive officers and Mr. Smith. Mr. Smith does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On January 7, 2026, CEG Parent issued a press release announcing the completion of the Mergers. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1, is incorporated herein by reference and is being furnished to, but not filed with, the SEC.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)        Financial statements of business acquired

The audited consolidated financial statements of Calpine as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022, and the related notes to the consolidated financial statements, were previously filed with the SEC by CEG Parent and Constellation (File No. 001-41137, Form 8-K dated December 9, 2025, Exhibit 99.1), and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

The unaudited consolidated financial statements of Calpine as of September 30, 2025 and 2024 and for the three and nine months ended September 30, 2025 and 2024, and the related notes to the consolidated financial statements, were previously filed with the SEC by CEG Parent and Constellation (File No. 001-41137, Form 8-K dated December 9, 2025, Exhibit 99.2), and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(b)       Pro forma financial information

The unaudited pro forma combined financial statements of CEG Parent and Constellation as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024, and the related notes to the pro forma combined financial statements, were previously filed with the SEC by CEG Parent and Constellation (File No. 001-41137, Form 8-K dated December 9, 2025, Exhibit 99.3), and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(d)       Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated January 10, 2025, by and among Calpine Corporation, CPN CS Holdco Corp., CPN CKS Corp., Constellation Energy Corporation, Cascade Transco Inc., Cascade Transco - 1, LLC and Volt Energy Holdings GP, LLC, solely in its capacity as the representative of the stockholders of Calpine Corporation (File No. 001-41137, Form 8-K dated January 13, 2025, Exhibit 2.1).
4.1	Indenture, dated December 27, 2019, between Calpine Corporation and Wilmington Trust, National Association, as trustee (including Form of 5.125% Senior Note due 2028).
4.2	Indenture, dated August 10, 2020, between Calpine Corporation and Wilmington Trust, National Association, as trustee (including Form of 4.625% Senior Note due 2029).
4.3	Indenture, dated August 10, 2020, between Calpine Corporation and Wilmington Trust, National Association, as trustee (including Form of 5.000% Senior Note due 2031).
4.4	Indenture, dated December 20, 2019, among Calpine Corporation, the guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee (including Form of 4.500% Senior Secured Notes due 2028).
4.5	First Supplemental Indenture, dated August 20, 2025, among Calpine Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.6	Indenture, dated December 16, 2020, among Calpine Corporation, the guarantors party thereto from time to time and Wilmington Trust, National Association, as trustee (including Form of 3.750% Senior Secured Notes due 2031).
4.7	First Supplemental Indenture, dated August 20, 2025, among Calpine Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee.
10.1**	Registration Rights Agreement, dated January 7, 2026, by and among Constellation Energy Corporation and the parties thereto from time to time.
10.2*	Credit Agreement, dated December 15, 2017, among Calpine Construction Finance Company, L.P., as borrower, the lenders party thereto from time to time, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.
10.3*	Amendment No. 3 to Credit Agreement, dated August 2, 2023, among Calpine Construction Finance Company, L.P., as borrower, the lenders party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent.
10.4*	Amendment No. 4 to Credit Agreement, dated June 6, 2024, among Calpine Construction Finance Company, L.P., as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent and collateral agent.
10.5	2024 Incremental Term Loan Commitment Supplement, dated September 16, 2024, among Calpine Construction Finance Company, L.P., as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent and collateral agent.
10.6*	Amendment No. 5 to Credit Agreement, dated November 18, 2025, among Calpine Construction Finance Company, L.P., as borrower, the lenders party thereto, and Citibank, N.A., as administrative agent and collateral agent.
10.7*	Credit Agreement, dated June 9, 2020, among Geysers Power Company, LLC, the guarantors party thereto, MUFG Bank, Ltd, as administrative agent, MUFG Union Bank, N.A., as first lien collateral agent, and the lenders and issuing banks parties thereto.
10.8*	Omnibus Amendment Agreement, dated November 9, 2021, among Geysers Power Company, LLC, the guarantors party thereto, MUFG Bank, Ltd, as administrative agent, MUFG Union Bank, N.A., as first lien collateral agent, and the lenders and issuing banks parties thereto.
10.9*	Second Omnibus Amendment Agreement, dated May 31, 2022, among Geysers Power Company, LLC, the guarantors party thereto, MUFG Bank, Ltd, as administrative agent, MUFG Union Bank, N.A., as first lien collateral agent, and the lenders and issuing banks parties thereto.
99.1	Press release.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CEG Parent will furnish the omitted schedules to the SEC upon request by the SEC.
**	Portions of this exhibit have been redacted in accordance with Item 601(a)(6) of Regulation S-K.

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation and Constellation Energy Generation, LLC, (collectively, the “Registrants”). Information contained herein relating to one of the Registrants has been furnished by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect the Registrants’ current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the pro forma combined company and its operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the Mergers should not be considered a forecast of future results. Although the Registrants believe these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this Current Report on Form 8-K due to a number of factors, including, but not limited to the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Mergers or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer

CONSTELLATION ENERGY GENERATION, LLC

/s/ Shane P. Smith
Shane P. Smith
Executive Vice President and Chief Financial Officer

January 7, 2026